UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 28, 2007
ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32567	74-2966572
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 367-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Second Amended and Restated Credit Agreement
Waiver, Consent, Partial Release and Second Amendment
Amendment No. 1 to the Credit Agreement

Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Bank of America Credit Facility
     On February 28, 2007, Paramount Petroleum Corporation, a Delaware corporation (“Paramount”) and a subsidiary of Alon USA Energy, Inc. (the “Company”), entered into the Second Amended and Restated Credit Agreement by and among Paramount, as borrower, Bank of America, N.A (“Bank of America”), as the administrative agent and lead arranger and bookmaker, and certain other guarantor companies and financial institutions from time to time named therein (the “Amended BOA Credit Facility”). The Amended BOA Credit Facility amends and restates the terms of the Amended and Restated Credit Agreement, dated as of July 26, 2005, as amended from time to time thereafter (the “BOA Credit Facility”).
     The Amended BOA Credit Facility provides for (i) the addition of Edgington Oil Company, LLC, a Delaware limited liability company (“Edgington”), Paramount of Oregon, LLC, a Delaware limited liability company, Paramount of Washington, LLC, a Delaware limited liability company, and Alon Asphalt Bakersfield, Inc., a Delaware corporation (collectively, the “New Guarantor Parties”) as guarantors under the BOA Credit Facility, (ii) an increase in the principal amount of the revolving loans and letters of credit available under the BOA Credit Facility from an aggregate principal amount not to exceed $215 million to an aggregate principal amount not to exceed $300 million, (iii) additional collateral in the form of (a) a first priority lien on substantially all of the current assets of the New Guarantor Parties, including cash, accounts receivable and inventory and (b) a pledge by Alon Paramount Holdings, Inc., a Delaware corporation (“Holdings”) and parent of the New Guarantor Parties, of all of the outstanding capital stock of the New Guarantor Parties and of future subsidiaries of Holdings and (iv) the amendment of certain other provisions of the BOA Credit Facility.
     The Amended BOA Credit Facility includes customary events of default and restrictions, and restrictions on the activities of Paramount and the guarantors party thereto.
     The Amended BOA Credit Facility will mature on February 28, 2012.
     A copy of the Amended BOA Credit Facility is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Amended BOA Credit Facility contained herein is qualified in its entirety by reference to the full text of the Amended BOA Credit Facility.
Amendment to Israel Discount Bank of New York Credit Facility
     On February 28, 2007, Alon USA, LP, a Texas limited partnership (“Alon USA”), and Edgington, each a subsidiary of the Company, entered into the Waiver, Consent, Partial Release and Second Amendment by and among Alon USA and Edgington, as borrowers, the Company, Israel Discount Bank of New York, as administrative agent, co-arranger and collateral agent (“IDB”), Bank Leumi USA, as co-arranger, and certain other guarantor companies and financial institutions from time to time named therein (the “Amended IDB Credit Facility”). The Amended IDB Credit Facility amends and waivers certain terms of the Amended Revolving Credit Agreement dated as of June 22, 2006, as amended by Amendment No. 1 on August 4, 2006 (the “IDB Credit Facility”).

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     The Amended IDB Credit Facility, provides for the release of (i) the New Guarantor Parties from the agreements and the obligations under the IDB Credit Facility, including the release of liens held by IDB and the other lenders a party thereto against the assets of the New Guarantor Parties and (ii) the liens held by IDB and the other lenders a party thereto on the equity interests of the New Guarantor Parties, in connection with the execution of the Amended BOA Credit Facility.
     A copy of the Amended IDB Credit Facility is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The description of the Amended IDB Credit Facility contained herein is qualified in its entirety by reference to the full text of the Amended IDB Credit Facility.
Amendment to Credit Suisse Credit Facility
     On February 28, 2007, the Company entered into Amendment No. 1 to the Credit Agreement by and among the Company, as borrower, the lenders party thereto and Credit Suisse, as administrative agent (the “CS Credit Facility Amendment”). The CS Credit Facility Amendment amends the Credit Agreement dated as of June 22, 2006 (the “CS Credit Facility”).
     The CS Credit Facility Amendment amends certain provisions of the CS Credit Facility to permit and provide for (i) the transactions and amendments contemplated by the Amended BOA Credit Facility and the Amended IDB Credit Facility, and (ii) the termination of the $60 million recovery cap on the first priority liens of the lenders under the CS Credit Facility.
     A copy of the CS Credit Facility Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the CS Credit Facility Amendment contained herein is qualified in its entirety by reference to the full text of the CS Credit Facility Amendment.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

10.1	Second Amended and Restated Credit Agreement, dated as of February 28, 2007, by and among Paramount Petroleum Corporation, Bank of America, N.A. and certain other guarantor companies and financial institutions from time to time named therein.

10.2	Waiver, Consent, Partial Release and Second Amendment, dated as of February 28, 2007, by and among Alon USA Energy, Inc., Alon USA, LP, Edgington Oil Company, LLC, Israel Discount Bank of New York, Bank Leumi USA and certain other guarantor companies and financial institutions from time to time named therein.

10.3	Amendment No. 1 to the Credit Agreement, dated as of February 28, 2007, by and among Alon USA Energy, Inc., the lenders party thereto and Credit Suisse.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.
By:	/s/ Harlin R. Dean
Harlin R. Dean
Vice President, General Counsel and Secretary

Date: March 1, 2007

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Second Amended and Restated Credit Agreement, dated as of February 28, 2007, by and among Paramount Petroleum Corporation, Bank of America, N.A. and certain other guarantor companies and financial institutions from time to time named therein.

10.2	Waiver, Consent, Partial Release and Second Amendment, dated as of February 28, 2007, by and among Alon USA Energy, Inc., Alon USA, LP, Edgington Oil Company, LLC, Israel Discount Bank of New York, Bank Leumi USA and certain other guarantor companies and financial institutions from time to time named therein.

10.3	Amendment No. 1 to the Credit Agreement, dated as of February 28, 2007, by and among Alon USA Energy, Inc., the lenders party thereto and Credit Suisse.